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                                                                   Exhibit 10.13

                                FOURTH AMENDMENT
                                       TO
                                 NOTE AGREEMENT




            This Fourth Amendment to the Note Agreement (the "Amendment") is entered into as of January 19, 1994 by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

            A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993, Second Amendment to Note Agreement dated as of November 23, 1993 and Third Amendment to Note Agreement dated as of November 30, 1993 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued in order to permit the Company to redeem the remaining outstanding principal amount of its Subordinated Notes and to make certain other changes as provided herein.

            B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendments, waivers and modifications of the provisions of the Agreement on the conditions stated herein.

            C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

            NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

            1. Compliance by the Company with Section 11.5(c) of the Agreement is waived to the extent necessary to permit the Company to redeem the $19.3 million remaining outstanding principal amount of the Subordinated Notes at their stated redemption price of 107% of principal (an aggregate call price of $20.7 million); PROVIDED that the Company shall have received from Holding in conjunction therewith an additional equity investment of $19.4 million representing the proceeds received by Holding from the sale of the Holding Preferred Stock.

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            2.    Section 11.18 of the Agreement (as added in Paragraph 4 of the Second Amendment to Note Agreement) is hereby deleted in its entirety and a new Section 11.20 replacing the same is added to the Agreement as follows:

                  "11.20 REDEMPTION OF SUBORDINATED NOTES.  Holding shall
            invest as equity (common or preferred) in the Company the proceeds of the sale of the Holding Preferred Stock; and the Company shall call for redemption, and thereafter redeem, all of the outstanding Subordinated Notes as promptly as is reasonable but in no event more than 60 days following the receipt by the Company of such equity investment."

            3. The amendment to and waiver under the Agreement specified herein shall become effective when executed by all of the parties hereto.

            4. All terms used herein without definition shall have the meanings ascribed to them in the Agreement.

            5. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth herein, the provisions of this Amendment shall control. Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              ORCHARD SUPPLY HARDWARE CORPORATION,
                              a Delaware corporation


                              /s/Stephen M. Hilberg
                              -------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer

ATTEST:


By:/s/Michael Seda
   -----------------------
   Michael Seda, Secretary



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                              ORCHARD SUPPLY HARDWARE STORES
                               CORPORATION (formerly, ORCHARD HOLDING
                               CORPORATION), a Delaware corporation


                              /s/Stephen M. Hilberg
                              -------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer

ATTEST:


By:/s/Michael Seda
   -----------------------
   Michael Seda, Secretary
                              TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA


                              By:/s/Edward L. Toy
                                 ----------------------------------------
                                 Its: Director-Private Placements
                                 ----------------------------------------
                                 Principal Amount of Notes

ATTEST:


By:/s/M.E. Brennan
   -----------------------



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